UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2019

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AMERICAN DIVERSIFIED HOLDINGS CORP

(Exact name of registrant as specified in its charter)

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Nevada	001-16813	88-0490720
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

111 Moorings Dr Lantana Fl 33426

(Address of Principal Executive Offices) (Zip Code)

(646) 652-6502

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b 2 of this chapter). Emerging growth company ☐

If any emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 29th 2019 American Diversified Holdings Corp. (the “Company” or “we”) signed a Share Purchase, Share Exchange Agreements and Board resolution to effectively change management and move into a new direction more aligned with the corporate decision.

Item 5.01 Changes in Control of Registrant.

New officers have been appointed:

Mr. Jacinto Ródenas Jiménez on a position of a Chief Executive Officer (CEO)

Mr. Sergio Bellosta Suárez on a position of a Chief Financial Officer

Mr. Daniel Sobolewski, on a position of a consultant and USA representative in capacity of liaison to the international companies.

Item 5.01.1 Mr. Albert Vendrell Juncosa, CEO of Imperbé and newly appointed CEO of ADHC, Born 20/03/1978 in Tarragona (Catalunya). Albert started his first job in transportation logistics, becoming chief traffic planner in a renowned international transportation company. 3 years later he began his apprenticeship in the construction world, specifically in building waterproofing, with several courses backing his trajectory for 6 years. It is in that moment and with a great amount of experience that he decides to kick-start by himself his own enterprise as the CEO of Imperbé, where he is currently the president, after 15 years on his own plus 6 more of experience in the field of waterproofing. Nowadays, Albert counts with a team of 35 employees all over the world. Master in business management and father of two.

Item 5.01.2 Mr. Sergio Bellosta Suárez, Born in Barbastro (Huesca), Spain. Sergio is 45 y/o, married with a daughter.

College degree in Labor Relations. Fluent in Spanish, Catalan, English and Portuguese, spoken and written. Career in the field of business commerce, with leadership aptitude, directing sales teams.

Currently working as the Commercial Director dealing with training courses on top of the administration of corporate entities. Enjoys reading, music, sports and traveling in his spare time.

Item 5.01.3 Mr. Jacinto Ródenas Jiménez, .. Jacinto was born in Jumilla (MURCIA) 44 years ago, married with three children. Licensed in business administration (by the University of Murcia), economist by trade, with professional experience in the field of business consultant (fiscal, laboral and accountancy), as an insurance agent with Catalana Occidente (from 2004 to 2009) and technical expert in real estate (from 2003 to date) with functions as a pre-appraiser, commercial and risk/profitability rate analyst in real estate investments (housing/developable land/urban areas/rustic plots with crops/etc.) Currently serves as a CEO of an advisory and real estate agency, a gym (600 m²), a restaurant (200m²) in Jumilla, and a company that provides real estate management services and also produces and sells its own wine.

Item 5.01.4 Daniel Sobolewski, Specialist:

Daniel Sobolewski is versatile in financial services. Using his longtime experience in finance, sales, and his corporate development skills, that are backed by his large pool of business contact, it did not take long for him to make a success in multiple corporate transaction, and past endeavors. Mr. Sobolewski is supported by multiple experienced CPAs that work in both Private and Public sectors. He also sustains multiple ongoing successful relationships with consultants with expertise in Public Companies, Equity Financing and Investment Banking. Mr. Sobolewski has been a successful entrepreneur since the young age of twenty-one, and has held multiple Executive Positions over the years. Mr. Sobolewski specializes in Interim Management coupled with his expertise of Corporate Development to uniquely assist both Private and Public trading companies.

Daniel Sobolewski is Forty-One years of age, and is a Father of his two children. Mr. Sobolewski is currently a resident in the Orlando, FL. area, and spends a lot of his time working in West Palm Beach, FL.

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective September 29, 2019 following officer have been appointed on new positions and reassigned:

Mr. Jacinto Ródenas Jiménez has been appointed as a Chief Executive Officer Of American Diversified Holdings

Mr. Jacinto Ródenas Jiménez and Mr. Sergio Bellosta Suárez have been name the officer and director of Canadian real estate company Keene Realty Developments, Inc.

Mr. Albert Vendrell has been name the officer and director of Spain roof enhancement company - Tradictus , S.L.

Mr. Jacinto Ródenas Jiménez and Mr. Sergio Bellosta Suárez have been name the officer and director of American Diversified Holdings Corp. (ADHC).

Mr. Daniel Sobolewski, current interim CEO will stay on in a capacity of a consultant and USA representative in capacity of liaison to the International companies.

Item 8.01 Other Events.

ADHC has successfully completed merger with a Spain based roofing company as well as with Canadian RE Development company.

American Diversified Holdings Corp. (ADHC) to exchange 250.000.000 of common shares for 100% of Keene Realty Developments, Inc. Canada Company & 51% of Tradictus, S.L.

The company has commenced preparation of the regulation A plus registration statement in order to access capital markets of up to 10 million dollars. The newly appointed ADHC management in concert with the Regulation A plus registration statement has commenced formulation of a SPAC co for the purpose of an acquisition and a merger with a Spanish based wine company in the region or area of Jumilla (Murcia) Spain. The targeted acquisition company produces high quality wines for the export sales and consummation in America. The brands and bottles are quite unique as they are produced with larger more mature grape plants. The official value of the company is approximately $2 to $ 5million dollars. The company management SPAC intends to call for a single put if $2 million dollars with the balance secured with about 500 Million shares of ADHC, dependent on the strike share price of the acquisition.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERICAN DIVERSIFIED HOLDINGS CORP

By	/s/ Daniel Sobolowski
Name: Daniel Sobolowki Title: Chief Executive Officer

Date:  October 1, 2019

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